Other payables	6 Months Ended
Jun. 30, 2019
Other payables
Other payables

13.Other payables

Figures in million - SA rand	Six months ended
	Jun 2019	Dec 2018	Jun 2018
Deferred Payment (related to Rustenburg operations acquisition)	2,011.8	2,205.9	2,294.8
Contingent consideration related to the SFA (Oxford) acquisition	50.0	-	-
Right of recovery payable	87.1	83.2	72.5
Dissenting shareholders[1]	292.5	287.1	1,450.6
Other payables[2]	1,147.1	256.3	219.7
Other payables	3,588.5	2,832.5	4,037.6
Current portion of other payables	(669.5)	(303.3)	(41.9)
Non-current other payables	2,919.0	2,529.2	3,995.7
[1]

Following the closing of the acquisition of Stillwater Mining Company on 4 May 2017, three petitions for appraisal of stock were filed in the Chancery Court for the State of Delaware. The first action, captioned Blue Mountain Credit Alternatives Master Fund L.P. et al. vs. Stillwater Mining Company, Case No. 2017-0385-JTL, was filed 19 May 2017, on behalf of holders of a purported 4,219,523 shares of common stock of the Company. The second action, captioned Brigade Leveraged Capital Structures Fund Ltd. et al. vs. Stillwater Mining Company, Case No. 2017-0389-JTL, was filed 22 May 2017, on behalf of holders of a purported 1,200,000 shares of common stock of the Company. The third action, captioned Hillary Shane Revocable Trust, et al. vs. Stillwater Mining Company, Case No. 2017-0400-JTL, was filed 26 May 2017, on behalf of holders of a purported 384,000 shares of common stock of the Company (the Shane Petitioners). On 29 August 2017, the three actions were consolidated into a single action, captioned In re Appraisal of Stillwater Mining Company, C.A. No. 2017-0385-JTL

On 28 March 2018, Stillwater Mining Company entered into a settlement agreement with the Shane Petitioners, providing for a total settlement payment of US$7.0 million. Following settlement of the Shane Petitioners’ claims, the total number of shares of Stillwater Mining Company’s common stock subject to appraisal is approximately 5,419,523. The appraisal action seeks a determination of the fair value of the shares of the common stock of Stillwater Mining Company under Section 262 of the General Corporation Law of the State of Delaware (DGCL). Petitioners seek a judgment awarding them, among other things, the fair value of their shares plus interest. A trial was held in December 2018. The parties completed post-trial briefing on 18 April 2019, and the court held oral argument on 1 May 2019. Accordingly, for accounting purposes only, we have used the merger price of US$18.00 per share in estimating our liability relating to the shares for which appraisal has been demanded, however, fair value may ultimately be determined by the court to be equal to, or different from, the merger price

On 21 August 2019, the Court of Chancery of the State of Delaware in the United States of America ruled in favour of the Company in the appraisal action brought by the dissenting shareholders of the Stillwater Mining Company (refer to note 17.2)

[2]	Other payables include R888.9 million from Lonmin relating to the finance metal streaming arrangement and Pandora acquisition contingent consideration